UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2019

CELLULAR BIOMEDICINE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36498	86-1032927
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, Fl15 New York, NY	10105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (347) 905 5663

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On April 26, 2019, Cellular Biomedicine Group, Inc. (the “Company”) completed its 2019 annual meeting of stockholders (the “Annual Meeting”). The number of shares of common stock entitled to vote at the Annual Meeting was 18,089,504 shares. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 14,194,659 shares. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved, and Terry Belmont and Hansheng Zhou were elected “Class I” directors.

The following is a tabulation of the voting on the proposals presented at the Annual Meeting:

(i) To elect two (2) “Class I” directors, Terry Belmont and Hansheng Zhou, each of whom will be elected for a term of three years, or until the election and qualification of their successors.

Nominee	Shares Voted For	Shares Withheld	Broker Non-Vote
Terry Belmont	13,307,033	886,502	1,124

Hansheng Zhou	13,898,378	295,157	1,124

(ii) To ratify the appointment of BDO China Shu Lun Pan Certified Public Accountants LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
14,188,846	5,810	3	1,124

             (iii) To approve the Company’s 2019 Equity Incentive Plan with 1,500,000 shares initially available for issuance.

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
14,188,846	5,810	3	1,124

Item 7.01    Regulation FD Disclosure.

On April 29, 2019, the Company issued a press release announcing the results of the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

99.1         Press Release, dated April 29, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cellular Biomedicine Group, Inc.

Date: April 29, 2019	By:	/s/ Bizuo (Tony) Liu
Bizuo (Tony) Liu
Chief Executive Officer

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